United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 19, 2005

Summa Industries

(Exact name of registrant as specified in its charter)

Delaware	1-7755	95-1240978
(State or other jurisdiction	(Commission	(I.R.S. employer
of incorporation)	file number)	identification number)

21250 Hawthorne Boulevard, Suite 500, Torrance, California 90503

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (310) 792-7024

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On October 19, 2005, the Company issued a news release reporting the financial results of the Company for its fiscal fourth quarter and year ended August 31, 2005.  A copy of the news release is attached to this Current Report as Exhibit 99.1.

The foregoing information in this Current Report, including the related exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.  The foregoing information in this Current Report, including the related exhibit attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.                                          Exhibits.

(c)                                  Exhibits.

Exhibit	Description

99.1	News Release of the Company Regarding Forth Quarter and Annual Financial Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMA INDUSTRIES,
a Delaware corporation

Date: October 19, 2005	By:	/s/ James R. Swartwout
James R. Swartwout
President